UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2018

Cactus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300 Houston, Texas 77024
(Address of principal executive offices) (Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☒

Item 7.01                   Regulation FD Disclosure.

Pursuant to Regulation FD, Cactus, Inc., a Delaware corporation (the “Company”), hereby furnishes the slides that the Company has made available to attendees of the J.P. Morgan 2018 Energy Equity Conference beginning June 18, 2018. The slides are attached hereto as Exhibit 99.1. These slides will be available on the Company’s website at www.CactusWHD.com.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Cactus, Inc. Investor Presentation J.P. Morgan 2018 Energy Equity Conference June 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2018

Cactus, Inc.

	By:	/s/ Brian Small
	Name:	Brian Small
	Title:	Chief Financial Officer

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